Exhibit 10.28
****TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED
BY MESA AIR GROUP, INC.
UNDER 17C.F.R. SECTION 200.80(B)(4),
200.83 AND 240.24b-2

163872-4
FOURTH AMENDMENT TO UNITED EXPRESS AGREEMENT
     This Amendment to the United Express Agreement (the “Amendment”) is effective as of August 28, 2007 by and between UNITED AIR LINES, INC., a Delaware corporation, with its operations center located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007 (“United”), and MESA AIR GROUP, INC., a Nevada corporation, having its principal mailing address at 410 N 44th St. Suite 700, Phoenix, AZ 85008 (“Mesa” or “Contractor”).
     WHEREAS, the parties previously entered into that certain Amended and Restated United Express® Agreement, dated as of January 28, 2004 (United Contract # 163872) as amended on June 3, 2005 (the “First Amendment”), March 7, 2005 (the “Second Amendment”, and August 28, 2007 (the “Third Amendment”) (collectively, the “Agreement”); and
     WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and
     WHEREAS, Appendix A provides for the schedule of a Fleet Plan; and
     WHEREAS, the parties desire to further amend the Agreement to provide for the permanent reductions of RJ-50 aircraft by Contractor in accordance with the Fleet Plan set forth on Appendix A; and
     WHEREAS, the parties desire to further amend the Agreement to provide for the increase of RJ-70 aircraft by Contractor in accordance with the Fleet Plan set forth on Appendix A; and
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
I. DEFINITIONS
     A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.
II. SCOPE, TERM, and CONDITIONS
     A. Attachment A to this Amendment is the revised iteration of Appendix A to the Agreement (Fleet Plan) and is modified to include details and explanations of permanent reductions and increases to aircraft in fleet.
     B. In addition to the explanation given on Attachment A, this Article II.B further documents the agreement by Contractor and United to permanently remove eight (8) Expansion RJ-50 aircraft effective on the dates specified in Attachment A to this Amendment.

**** Confidential Treatment Requested

     C. In addition to the explanation given on Attachment A, this Article II.C further documents the agreement by Contractor and United to increase two (2) RJ-70 aircraft effective on the dates specified in Attachment A to this Amendment.
i.	The actual monthly aircraft ownership cost of these (2) RJ-70 aircraft will not exceed $[****] each. All other rates are the same as specified in the Agreement.

ii.	These (2) RJ-70 aircraft will have a term of ten years from the delivery date. These aircraft will be removed April 22, 2018 and June 3, 2018.

iii.	These (2) RJ-70 aircraft will be delivered and ready to enter the United Express schedule on April 23, 2008 and June 4, 2008 in accordance with United’s Decor 5.5 livery specifications. These aircraft will be subject to United’s inspection to assure compliance with United’s Decor 5.5 specifications before acceptance.
III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.
[Signature Page Follows]

**** Confidential Treatment Requested

     IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the day and year first above written.

UNITED AIRLINES, INC.		MESA AIR GROUP, INC.

By:		By:

	Peter McDonald	Mike Lotz
	Chief Operating Officer	President and Chief Operating Officer

**** Confidential Treatment Requested

Attachment A
APPENDIX A
FLEET PLAN
THIRD AMENDMENT (SUMMARY)

	28-Oct-07	15-Dec-07	7-Jan-08	23-Apr-08	4-May-08	4-Jun-08	4-Sep-08
DH2 in Fleet	10.0	10.0	10.0	10.0	10.0	10.0	10.0

Total RJ50s in Fleet	34	34	35	35	35	37	38

CRJs in fleet (current)	7.5	7.5	7.5	7.5	7.5	9.5	10.0

CRJs in fleet (expansion)	26.5	26.5	27.5	27.5	27.5	27.5	28.0

Total RJ70s in Fleet	20	20	20	20	20	20	20

CR7s in fleet (current)	15.0	15.0	15.0	15.0	15.0	15.0	15.0

CR7s in fleet (replacement)	5.0	5.0	5.0	5.0	5.0	5.0	5.0

Total Aircraft in Fleet	64	64	65	65	65	67	68
FOURTH AMENDMENT (SUMMARY)

	28-Oct-07	15-Dec-07	7-Jan-08	23-Apr-08	4-May-08	4-Jun-08	4-Sep-08
DH2 in Fleet	10.0	10.0	10.0	10.0	10.0	10.0	10.0

Total RJ50s in Fleet	34	33	33	30	29	29	30

CRJs in fleet (current)	7.5	7.5	7.5	7.5	7.5	9.5	10.0

CRJs in fleet (expansion)	26.5	25.5	25.5	22.5	21.5	19.5	20.0

Total RJ70s in Fleet	20	20	20	21	21	22	22

CR7s in fleet (current)	15.0	15.0	15.0	15.0	15.0	15.0	15.0

CR7s in fleet (replacement)	5.0	5.0	5.0	6.0	6.0	7.0	7.0

Total Aircraft in Fleet	64	63	63	61	60	61	62

**** Confidential Treatment Requested

Explanatory Note 1:
On Jan 7, 2008, there are two changes which have a net impact of zero to the fleet: Third Amendment, Change #14: Add 1 Expansion CRJ to replace 1 Expansion ERJ removed on Aug 4, 2007 Fourth Amendment: Remove one Expansion CRJ.

**** Confidential Treatment Requested